ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Supplement dated August 21, 2015,
 to the Prospectus dated April 27, 2015, and supplemented on May 20, 2015 and June 22, 2015, and to the Statement of Additional Information dated April 27, 2015, and supplemented on May 20, 2015

This supplement updates certain information contained in the prospectus and Statement of Additional Information and should be attached to the prospectus and Statement of Additional Information and retained for future reference.

Effective as of July 28, 2015, Pramod Atluri, a Portfolio Manager, is no longer a portfolio manager to the AZL Pyramis Total Bond Fund, and all references to him are deleted.

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AZLPRO-004-0415